SECURITIES AND EXCHANGE COMMISSION
                                 WASHINGTON, DC 20549


                                       FORM 8-K

                                    CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15(D) OF THE
                           SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of Earliest Event Reported) - August 17, 1998
                                                          ----------------


                           UNISTAR FINANCIAL SERVICE CORP.
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                (Exact name of registrant as specified in its charter)


               Delaware                2-93426-D           87-0419568
          -------------------    -------------------   --------------------
            (State or other        (Commission File       (IRS Employer
            jurisdiction of             Number)         Identification No.)
            Incorporation)


               4635 McEwen Road, Dallas Texas               75244
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           (Address of principal executive offices)         (zip code)


         Registrant's telephone number, including area code  - (972) 702-0800
                                                               --------------

       Caldera, Inc., 9 1/2 Casimir Street, Toronto, Ontario, Canada M5T 2P6
       ----------------------------------------------------------------------
           (Former Name or Former Address, if changed since last report)

          ITEM 1.   CHANGES IN CONTROL OF REGISTRANT.
                    --------------------------------

               At a Special Meeting of Stockholders (the "Meeting") of Caldera, Inc., a Delaware corporation (the "Corporation"), held on August 17, 1998, the stockholders approved (i) a Stock Purchase Agreement, dated as of July 7, 1998 (the "Purchase Agreement"), by and among the Corporation, Marc A. Sparks ("Sparks"), F. Jeffrey Nelson ("Nelson") and Nicole Clayton Caver ("Caver"), pursuant to which the Corporation purchased all of the issued and outstanding shares of common stock of International Fidelity Holding Corporation, a Texas insurance holding corporation ("IFHC"), in exchange for 19,777,000 shares of common stock, $.01 par value per share ("Common Stock"), of the Corporation on a post-Reverse Stock Split basis, as defined below, (ii) an amendment to the Certificate of Incorporation authorizing a one-for-fifteen reverse stock split of the Corporation's outstanding Common Stock (the "Reverse Stock Split") and (iii) an amendment to the Certificate of Incorporation to change the name of the Corporation to Unistar Financial Service Corp. See Item 5 of this Report for the other proposals approved at the Meeting. Following the closing of the Purchase Agreement on August 17, 1998, IFHC became a wholly-owned subsidiary of the Corporation and the Corporation, through its sole ownership of IFHC, controls IFHC's insurance subsidiary, International Surety and Casualty Company, a Texas property and casualty insurance corporation ("ISCC").

               Effective upon the closing of the Purchase Agreement, Sparks, Nelson and Caver, the sole shareholders of IFHC, became the beneficial owners of an aggregate 19,777,000 of the 20,000,000 outstanding and issued shares of Common Stock, which shares constitute 98.9% of the outstanding and issued shares of Common Stock. In addition, Sparks and Nelson are the sole shareholders of U.S. Fidelity Holding Corp. (U.S. Fidelity"), which after the Reverse Stock Split would own 53,333 shares of the Corporation's Common Stock.


          ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.
                    ------------------------------------

               Pursuant to the Purchase Agreement, the Corporation acquired IFHC and control of ISCC, IFHC's insurance subsidiary. IFHC is the sole shareholder of ISCC which is a property and casualty insurance business which reinsures a portfolio of nonstandard auto insurance generated through licensed agents that have business relationships with U.S. Fidelity, an affiliated company. For additional information about IFHC, reference is made to the Corporation's Proxy Statement for a Special Meeting of Stockholders which is exhibit 99.2 to this Report.

               The Corporation's Board of Directors considered many factors in determining to enter into the Purchase Agreement including:
          (1) for several years prior to the closing of the Purchase Agreement the Corporation was a "shell" corporation with no active business, the necessity for the Corporation to find a viable business opportunity which could bring in recurring revenues and provide working capital; (2) the backgrounds of IFHC management; and (3) the industry growth and plans of IFHC management for the growth of the insurance and related finance service businesses. Neither the Corporation nor IFHC retained separate financial advisors, nor had either sought a fairness opinion from a financial advisor with respect to the transactions effected pursuant to the Purchase Agreement. The Corporation had entered into the Purchase Agreement because its Board of Directors believed that based on many factors, including those enumerated above, it was in the best interests of the Corporation and its shareholders.


          ITEM 5.   OTHER EVENTS.
                    ------------

               At the Meeting, the stockholders also approved the following proposals: (1) election of Sparks, Nelson, Morris Belzberg, Brent Brown, Paul Caver, Douglas Gerrard, Patrick Rastiello, James G. Leach and Kerry Sebree as members of the Board of Directors to serve until the next annual meeting or until their successors are elected and qualified (for information about these persons, see Proposal No. 2 Election of Directors in the Proxy Statement which is Exhibit 99.2 to this Report); and (2) approval of the Corporation's 1998 Stock Option Plan, which reserved 1,000,000 shares of Common Stock for issuance thereunder on a post-Reverse Stock Split basis. The name change of the Corporation to Unistar Financial Service Corp. and the Reverse Stock Split were effected by filing a Certificate of Amendment to the Certificate of Incorporation on August 17, 1998 with the Secretary of State of Delaware.

               As of August 18, 1998, the Common Stock of the Corporation became traded on the OTC Bulletin Board under the symbol "UNSF". Letters of transmittal are being sent to each stockholder of record of the Common Stock as of August 18, 1998 requesting that they exchange their current stock certificates for post-Reverse Stock Split shares of Common Stock in the name of Unistar Financial Service Corp.


          ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                    -----------------------------------------------------
                    AND EXHIBITS.
                    ------------

               (a) Financial Statements of Business Acquired. The required financial statements will be timely filed as an amendment to this Current Report.

               (b) Pro Forma Financial Information. The required financial information will be timely filed as an amendment to this Current Report.

               (c)  Exhibits.

                    2.1 Stock Purchase Agreement, dated as of July 7, 1998, by and among Caldera, Inc., Marc A. Sparks, F. Jeffrey Nelson and Nicole Clayton Caver.

                    3.1 Certificate of Amendment to the Certificate of Incorporation, filed with the Secretary of State of Delaware on August 17, 1998.

                    10.1      1998 Stock Option Plan.

                    99.1 Proxy Statement for a Special Meeting of Stockholders, August 17, 1998.

                    99.2      Press release, dated August 18, 1998.

                                      SIGNATURES


                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        UNISTAR FINANCIAL SERVICE CORP.
                                        -------------------------------
                                                  (Registrant)


                                        By: /s/ Marc A. Sparks
                                           ----------------------------
                                                  Marc A. Sparks,
                                                  Chairman and Chief
                                                  Executive Officer

          Date:  August 31, 1998
          -----

                                    Exhibit Index


          Number    Exhibit
          ------    -------

          2.1 Stock Purchase Agreement, dated as of July 7, 1998, by and among Caldera, Inc., Marc A. Sparks, F. Jeffrey Nelson and Nicole Clayton Caver.

          3.1 Certificate of Amendment to the Certificate of Incorporation, filed with the Secretary of State of Delaware on August 17, 1998.

          10.1      1998 Stock Option Plan.

          99.1 Proxy Statement for a Special Meeting of Stockholders, August 17, 1998.

          99.2      Press Release dated August 18, 1998.